                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST 1998-I FOR THE July 12, 2000 DETERMINATION DATE



                                                                  $4,290,084.93


    LESS: SERVICE FEE                                                 24,349.56
               CONTINGENCY FEE                                        24,349.56
               OTHER SERVICER FEES (Late Charges / Escrow)            65,938.57
               UNREIMBURSED MONTHLY ADVANCES                               0.00
                                                               -----------------

                                                                     114,637.69
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                             60,895.68
               PRE-FUNDING ACCOUNT TRANSFER                                0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                       0.00
                                                               ----------------

                                                                      60,895.68
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                0.00

                                                               ----------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                              4,236,342.92
                                                               ================


2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      72,815,563.81

    (B) CLASS MH-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS AH                                                       3,473,875.36
    CLASS MH-1                                                             0.00
    CLASS MH-2                                                             0.00
    CLASS BH                                                               0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                             3,473,875.36



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4.  THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
    THE SUPPLEMENTAL ACCOUNT
    (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                  0.00
    (B) AFTER ALL DISTRIBUTIONS ARE MADE                                   0.00

5.  (A) POOL SUBORDINATED AMOUNT                                   4,945,514.15

    (B) POOL SPECIFIED SUBORDINATED AMOUNT                        10,300,000.00

    (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                10,365,776.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                         2,287,756.81
    # OF LOANS                                                              137

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                   133,893.96

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                   293,742.58

9.  AMOUNT OF INTEREST RECEIVED                                    1,261,917.16

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)                       60,895.68

    (B) AMOUNT OF COMPENSATING INTEREST                                   89.98

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                   554,206.30

13. CLASS AH REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              447,977.53
    (B) PRINCIPAL DISTRIBUTION AMOUNT           3,473,875.36

    TOTAL CLASS AH REMITTANCE AMOUNT                               3,921,852.89

    CLASS MH-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              107,218.61
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00

    TOTAL CLASS MH-1 REMITTANCE AMOUNT                               107,218.61



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    CLASS MH-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              100,328.06
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00

    TOTAL CLASS MH-2 REMITTANCE AMOUNT                               100,328.06

    CLASS BH REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT               96,347.50
    (B) PRINCIPAL DISTRIBUTION AMOUNT                   0.00

    TOTAL CLASS BH REMITTANCE AMOUNT                                  96,347.50

    AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT              751,871.70
    (B) PRINCIPAL DISTRIBUTION AMOUNT           3,473,875.36

    TOTAL REMITTANCE AMOUNT                                        4,225,747.06

    CLASS AH INTEREST CARRYFORWARD AMOUNT                                  0.00
    CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                0.00
    CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                0.00
    CLASS BH INTEREST CARRYFORWARD AMOUNT                                  0.00

14. (A) THE REIMBURSABLE AMOUNTS                                           0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
        PURSUANT TO SECTION 6.08(d)(z)(xix)                                0.00

15. (A) CLASS AH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        69,341,688.45

    (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        12,750,000.00

    (E) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                       114,091,688.45



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16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                                100.00%

    (B) EXCESS SPREAD                                                520,282.60

    (C) REMAINDER EXCESS SPREAD AMOUNT                                     0.00

17. CUMULATIVE REALIZED LOSSES                                    15,917,501.08

18. (A) WEIGHTED AVERAGE MATURITY                                       212.756

    (B) WEIGHTED AVERAGE INTEREST RATE                                  12.982%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                      24,349.56

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                    24,349.56

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                  1,959.43

    (D) FHA PREMIUM ACCOUNT                                            8,636.44

    (E) TRUST ADMINISTRATOR FEE                                        1,479.87

    (F) FHA CUSTODIAN FEE                                                 51.03

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

    (A) SECTION 5.04 (b)                                                   0.00
    (B) SECTION 5.04 (c)                                                   0.00
    (C) SECTION 5.04 (d)(ii)                                               0.00
    (D) SECTION 5.04 (e)                                                   0.00
    (E) SECTION 5.04 (f)(i)                                           48,699.12

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE        69,341,688.45          0.44664534
    ORIGINAL CLASS AH PRINCIPAL BALANCE      155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE      16,750,000.00          1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE     16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE      15,250,000.00          1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE     15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE        12,750,000.00          1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE       12,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE           114,091,688.45          0.57045844
    ORIGINAL POOL  PRINCIPAL BALANCE         200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                         12.982%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS           14.532%

    (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
        CLASS MH-2 AND CLASS BH
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                         7.22308%

                                                       ------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR      05/31/00     06/30/00
                                                       -------------------------
                                                          12.984%      12.982%

23. CLASS AH REMITTANCE RATE                                           6.92125%
    CLASS MH-1 REMITTANCE RATE                                         7.20125%
    CLASS MH-2 REMITTANCE RATE                                         7.40125%
    CLASS BH REMITTANCE RATE                                           8.50125%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN FOR CLASS AH
             CLASS MH-1
             CLASS MH-2
             CLASS BH

24. LIBOR RATE                                                         6.65125%

25. NET FUNDS CAP

26. (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
        AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                        0.00
             CLASS MH-1                                                    0.00
             CLASS MH-2                                                    0.00
             CLASS BH                                                      0.00

    (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
        INTEREST CARRYOVER FOR CLASS AH                                    0.00
             CLASS MH-1                                                    0.00
             CLASS MH-2                                                    0.00
             CLASS BH                                                      0.00

        AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST
          CARRYOVER AMOUNT                                                 0.00

    (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                          0.00
        CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                        0.00
        CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                        0.00
        CLASS BH LIBOR INTEREST CARRYOVER BALANCE                          0.00

        AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                         0.00



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28. IS TRIGGER EVENT IN EFFECT                                               NO

29. CLASS A PERCENTAGE                                                  100.00%
    CLASS MH-1 PERCENTAGE                                                 0.00%
    CLASS MH-2 PERCENTAGE                                                 0.00%
    CLASS BH PERCENTAGE                                                   0.00%

30. (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
        CLASS AH APPLIED REALIZED LOSS AMOUNT                              0.00
        CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                            0.00
        CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                            0.00
        CLASS BH APPLIED REALIZED LOSS AMOUNT                              0.00

    (B) POOL AGGREGATE REALIZED LOSS AMOUNT
        CLASS AH REALIZED LOSS AMOUNT                                      0.00
        CLASS MH-1 REALIZED LOSS AMOUNT                                    0.00
        CLASS MH-2 REALIZED LOSS AMOUNT                                    0.00
        CLASS BH REALIZED LOSS AMOUNT                                      0.00

    (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
        CLASS AH UNPAID REALIZED LOSS AMOUNT                               0.00
        CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                             0.00
        CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                             0.00
        CLASS BH UNPAID REALIZED LOSS AMOUNT                               0.00

31. ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                        593,603.21

32. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                             8,636.44
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT
        TO 6.06(b)(i)                                                 15,094.35

33. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE DUE PERIOD                                   170,426.80

34. THE RESERVE AMOUNT FOR THE DUE PERIOD                         20,000,000.00

35. CLAIMS FILED DURING THE DUE PERIOD                                     0.00

36. CLAIMS PAID DURING THE PERIOD                                          0.00

37. CLAIMS DENIED BY FHA DURING THE DUE PERIOD                             0.00

38. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                    0.00

39. NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHASED DURING
    THE DUE PERIOD PRINCIPAL BALANCE OF ALL DEFAULTED MORTGAGE
    LOANS PURCHASED DURING THE DUE PERIOD CERTIFICATE INSURER
    FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                            0.00

                                                  EXHIBIT O
                  REMIC DELINQUENCIES AS OF - June 30, 2000

HOME         OUTSTANDING     #
IMPROVEMENT  DOLLARS         ACCOUNTS   RANGES         AMOUNT        NO    PCT

1998-I       $119,037,202.60   6,277  1 TO 29 DAYS  19,252,376.58    931  16.17%
                                     30 TO 59 DAYS   3,029,233.61    154   2.54%
                                     60 TO 89 DAYS   1,494,949.64     77   1.26%
                                     90 AND OVER     3,292,148.52    162   2.77%

                                     FORECLOSURE       473,191.37     22   0.40%
                                     REO PROPERTY      141,644.75      7   0.12%


                                     TOTALS        $27,683,544.47  1,353  23.26%
                                                   =============================

HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE           CLASS AH   CLASS MH-1    CLASS MH-2       CLASS BH
---------           --------   ----------    ----------       --------

(ii)                  469.02     1,000.00      1,000.00       1,000.00

(vi)                   14.74         0.00          0.00           0.00

(vii)                   0.86         0.00          0.00           0.00

(viii)                  1.83         0.00          0.00           0.00


(xiii) (a)              2.89         6.40          6.58           7.56
       (b)             22.38         0.00          0.00           0.00
       (c)              0.00         0.00          0.00           0.00
       (d)              0.00         0.00          0.00           0.00


(xv)                  446.65     1,000.00      1,000.00       1,000.00


(xxxv)                  0.00         0.00          0.00           0.00